SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 1, 2001

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)

        New York                        1-6663                 11-2037182
        --------                        ------                 ----------
(State of other Jurisdiction        (Commission File          (IRS Employer
    of Incorporation)                   Number)             Identification No.)

      3601 Hempstead Turnpike, Levittown, New York         11756-1315
      --------------------------------------------         ----------
       (Address of Principal Executive Offices)            (Zip Code)


        Registrant's Telephone Number, Including Area Code: 516-796-8400

               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets


On February 1, 2001, Well-Bilt Steel Products, Inc. ("Well-Bilt"), a wholly-owned subsidiary of Atlantic Hardware and Supply Corporation ("Atlantic"), which is, in turn, a wholly-owned subsidiary of Colonial Commercial Corp. ("Colonial"), agreed to surrender possession of all of its assets to its secured lender ("the Bank"), for the sole purpose of effecting a private sale of said assets, under Section 9-504 of the Illinois Uniform Commercial Code, to Independent Steel Products, LLC ("Independent"), a New York limited liability company. The Bank has first lien rights on all of Well-Bilt's assets.

For the purchase of said assets, Independent paid to the Bank the sum of $1,000,000 ("the Proceeds"); $300,000 in the form of a Note and Security Agreement issued to the Bank, which will be payable over 60 months, and the remaining $700,000 was paid to the Bank in cash. The Bank has, in turn, applied the Proceeds of the sale to Well-Bilt's outstanding loan obligation.

There are no material relationships between the buyer and the Registrant or any of their respective affiliates, officers or directors. The purchase price was determined by negotiations between Colonial and Independent.

The resulting net loss on disposal of a business segment is estimated to be approximately $6 million.

Item 7. Financial Statements and Exhibits

(A)      N/A

(B)      Pro forma financial information

              (1) Any required pro forma financial information will be filed on Form 8-K/A within sixty days after the required filing of this report.

(C)      Exhibits

              The exhibits listed on the Index to Exhibits following the signature page herein are filed as part of this Form 8-K.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COLONIAL COMMERCIAL CORP.
                                                (Registrant)

                                              /s/ James W. Stewart
                                              --------------------
                                                  James W. Stewart
                                              Chief Financial Officer

              Date: February 15, 2001















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                                INDEX TO EXHIBITS


                                                           Filed             Incorporated by Reference From
Exhibits                                                Herewith Form          Date      Exhibit

10(a)  Certain Documents
       Related to Well-bilt
       Steel Products, Inc.                                Yes

(i)      Reaffirmation Agreement,
           General Release Consent
           and Acknowledgement of
           Commercial Reasonableness
           of Private Sale dated February
           1, 2001, between Atlantic Hard-
           ware & Supply Corporation,
           Universal Supply Group, Inc.,
           Colonial Commercial Corp., and
           the secured lender.                            Yes

(ii)     Reaffirmation Agreement,
           General Release Consent
           and Acknowledgement of
           Commercial Reasonableness
           of Private Sale dated February
           1, 2001, between Well-Bilt Steel
           Products, Inc., and the secured
           lender.                                         Yes

(iii)    Foreclosure Agreement dated
           February 1, 2001 between
           Independent Steel Products, LLC,
           the secured lender, Atlantic
           Hardware and Supply Corporation,
           Universal Supply Group, Inc., and
           Well-Bilt Steel Products, Inc.                  Yes

(iv)     Bill of Sale and Assignment
           dated February 1, 2001 made
           by the secured lender in favor of
           Independent Steel Products, LLC                Yes

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